Exhibit 10.22.5.13.1

After recording, return to:

Winstead PC

2728 N. Harwood St., Suite 500

Dallas, Texas 75201

Attn: Bee Archaphorn

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

Andrews County, Texas	Fayette County, Texas	Newton County, Texas
Borden County, Texas	Glasscock County, Texas	Polk County, Texas
Colorado County, Texas	Goliad County, Texas	Reagan County, Texas
Crane County, Texas	Grimes County, Texas	Webb County, Texas
Crockett County, Texas	Irion County, Texas	Winkler County, Texas
Dimmit County, Texas	Martin County, Texas
Duval County, Texas	Midland County, Texas

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS:

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of December 20, 2021, by PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation, formerly known as PrimeEnergy Corporation (“Prime”) and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation (“PEMC,” and Prime and PEMC herein, individually and collectively, “Grantor”), and CITIBANK, N.A., as Administrative Agent for the benefit of the Secured Parties (in such capacity and together with its successors and assigns in such capacity, “Beneficiary”).

R E C I T A L S

A. Grantor has heretofore executed and delivered those certain Deeds of Trust, Mortgages, Security Agreements, Assignments of Production, and Financing Statements set forth in Schedule 1 attached hereto (collectively, as so amended, the “Original Deed of Trust”), covering the real property described on Exhibit A to the Original Deed of Trust and securing the indebtedness as described therein, to DOROTHY E. MARCHAND (“Original Trustee”) and PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA, which was formerly known as Compass Bank, in its capacity as administrative agent for the Secured Parties and original beneficiary under the Original Deed of Trust (in such capacity, the “Original Beneficiary”).

FIRST AMENDMENT – Page 1

B. The Original Deed of Trust secures, among other things, the payment of all of the indebtedness owed by Grantor under that certain Third Amended and Restated Credit Agreement, dated as of February 15, 2017, among Borrower, Original Beneficiary as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement), including without limitation the “Secured Obligations” as therein defined.

C. Pursuant to that certain Resignation and Appointment Agreement dated as of December 20, 2021, the Original Beneficiary agreed to resign as administrative agent under the Credit Agreement and the other Loan Documents, and Citibank, N.A., has agreed to accept appointment as successor administrative agent thereunder (in such capacity, the “Successor Administrative Agent” or “Administrative Agent”, as applicable).

D. In connection with the foregoing, Beneficiary, Original Beneficiary, Borrower and Lenders have amended the Credit Agreement pursuant to the terms of the Seventh Amendment to Third Amended and Restated Credit Agreement between the parties dated as of December 20, 2021, and the parties hereto desire to amend the Original Deed of Trust as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, assign, mortgage with power of sale, transfer, and convey unto Mary C. Tucker, as trustee (in such capacity, “Trustee”), for the benefit of the Beneficiary, with power of sale, the Mortgaged Properties (as defined in the Original Deed of Trust), to have and to hold such Mortgaged Properties unto Trustee and their respective successors and assigns, and the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Deed of Trust shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.

2. Amendments to Original Deed of Trust.

(a) Each reference to “Compass Bank” in the Original Deed of Trust is hereby deleted and the reference to “Citibank, N.A.” is hereby inserted in lieu thereof.

(b) Each reference to “Dorothy E. Marchand” in the Original Deed of Trust is hereby deleted and the reference to “Mary C. Tucker” is hereby inserted in lieu thereof.

(c) The address of the Beneficiary set forth in cover page of the Original Deed of Trust is hereby amended to read as “2001 Ross Ave, Ste 4300, Dallas, TX 75201.”

(d) The address set forth in Section 4.2 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

Citibank, N.A., as Administrative Agent

2001 Ross Ave, Ste 4300

Dallas, TX 75201

(e) The notice information for Beneficiary set forth in Section 6.9 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

If to Beneficiary:	Citibank, N.A., as Administrative Agent 2001 Ross Ave, Ste 4300 Dallas, TX 75201

FIRST AMENDMENT – Page 2

3. Notice of Removal of Trustee and Appointment of Successor Trustee. Effective as of the date hereof, the Beneficiary hereby removes, without cause, Dorothy E. Marchand, as the Original Trustee under the Original Deed of Trust and any previously named substitute trustee, and designates and appoints, upon the contingency and in the manner authorized by the Original Deed of Trust, Mary C. Tucker as substitute Trustee in lieu and in place and stead of the aforesaid Original Trustee or any substitute Trustee heretofore appointed, with all the powers and authority delegated to the Original Trustee by the terms of the Original Deed of Trust, and does hereby authorize said substitute Trustee to take any action permitted to be taken under the Original Deed of Trust by the Original Trustee or any substitute Trustee heretofore appointed, including without limitation, the sale of any real property subject to the Original Deed of Trust for the purpose of collecting any of the Obligation pursuant to the provisions of the Original Deed of Trust and applicable law.

4. Certain Representations. Grantor represents and warrants that, as of the date hereof: (a) Grantor has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution and delivery by Grantor of this Amendment, or the performance of this Amendment.

5. Ratification and Confirmation. It is expressly agreed that the execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Original Deed of Trust EXCEPT as expressly set out above. Grantor hereby RATIFIES, CONFIRMS AND AGREES that (a) the Original Deed of Trust, as amended hereby, shall continue to be in full force and effect to the same extent as provided therein, and (b) the “Secured Obligations” as defined in the Credit Agreement, including without limitation the Notes as defined in the Credit Agreement, are secured by the Original Deed of Trust, as amended hereby.

6. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Deed of Trust, or (b) to prejudice any right or rights which Beneficiary now has or may have in the future under or in connection with the Original Deed of Trust, as amended hereby, or any of the other documents referred to herein or therein.

7. Effect of Amendment; Conflicts. This Amendment shall be construed as, and is hereby made a part of, the Original Deed of Trust, and such instruments (the Original Deed of Trust and this Amendment) shall be construed and interpreted together as a single instrument, excepting only that in the case of any inconsistency which cannot be reconciled, the terms of this Amendment shall be controlling.

8. Incorporation of Certain Provisions by Reference. The provisions of Section 6.10 of the Original Deed of Trust captioned “Governing Law” are incorporated herein by reference for all purposes.

9. Continued Effect of Original Deed of Trust. Nothing in this Amendment shall be construed as in any way releasing, affecting or impairing the lien created by the Original Deed of Trust against the oil and gas properties described therein. The Original Deed of Trust shall continue to be in full force and effect against all of the oil and gas properties described therein in order to secure the payment and performance of the indebtedness and obligations secured by the Original Deed of Trust.

FIRST AMENDMENT – Page 3

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

11. Entirety. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE ORIGINAL DEED OF TRUST) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12. Miscellaneous. This Amendment shall be considered as an amendment to and ratification of the Original Deed of Trust, and the Original Deed of Trust, as herein expressly amended, is hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Original Deed of Trust are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Original Deed of Trust in any documents heretofore or hereafter executed shall be deemed to refer to the Original Deed of Trust as amended by this Amendment.

[The rest of this page is intentionally left blank; the signature pages follow.]

FIRST AMENDMENT – Page 4

EXECUTED on the date(s) of the acknowledgment(s) below to be effective as of the date first set forth above.

GRANTOR:

PRIMEENERGY RESOURCES CORPORATION, f/k/a PrimeEnergy Corporation

By:	/s/ Beverly A. Cummings
Beverly A. Cummings Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Resources Corporation, a Delaware corporation (f/k/a PrimeEnergy Corporation), on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

GRANTOR (CONTINUED):

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s/ Beverly A. Cummings
Beverly A. Cummings Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
$
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Management Corporation, a New York corporation, on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

BENEFICIARY:

CITIBANK, N.A., as Administrative Agent,
as Beneficiary

By:	/s/ Ryan Watson
Ryan Watson Senior Vice President

STATE OF TEXAS	§
$
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Ryan Watson, Senior Vice President of Citibank, N.A., a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

ORIGINAL BENEFICIARY:

PNC BANK, successor to BBVA USA,
formerly known as Compass Bank, as Original Beneficiary

By:	/s/ Julia Barnhill
Julia Barnhill
Vice President

STATE OF TEXAS	§
$
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Julia Barnhill, a Vice President of PNC Bank, successor to BBVA USA, a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

SCHEDULE I

A. Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by PrimeEnergy Corporation and PrimeEnergy Management Corporation, as Grantor to Dorothy E. Marchand, as Trustee, and Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of May 5, 2017, which has been recorded as follows:

Location	Recording Information	Date Recorded

Andrews County, Texas	Instrument No. 17-2232	06/05/2017

Borden County, Texas	Instrument No. 20170353	06/05/2017

Colorado County, Texas	Vol. 839, Page 510, Instrument No. 3016	06/14/2017

Crane County, Texas	Book OPR, Vol. 597, Page 770, Instrument No. 103736	06/05/2017

Crockett County, Texas	Book 842, Page 906, Document No. 0000169764	06/05/2017

Dimmit County, Texas	Vol. 596, Page 620, Instrument No. 45004	06/13/2017

Duval County, Texas	Book OR, Vol. 649, Page 1, Document No. 2017-17119	06/05/2017

Fayette County, Texas	Vol. 1818, Page 258, Instrument No. 17-04388	06/05/2017

Glasscock County, Texas	Book PM, Vol. 349, Page 636, Document No. 2017-1703	06/05/2017

Goliad County, Texas	Book OR, Vol. 451, Page 702, Document No. 00139990	06/05/2017

Grimes County, Texas	Book RP, Vol. 1650, Page 227, Document No. 002887747	06/08/2017

Irion County, Texas	Book 244, Page 851, Document No. 20170001342	06/12/2017

Martin County, Texas	Vol. 561, Page 59, Instrument No. 2486	06/06/2017

Midland County, Texas	Document No. 2017-16528	06/05/2017

Newton County, Texas	Vol. 686, Page 777, Instrument No. 163424	06/05/2017

FIRST AMENDMENT – Page 1

Location	Recording Information	Date Recorded
Polk County, Texas	Book 2104, Page 482, Document No. 4622	06/05/2017

Reagan County, Texas	Vol. 284, Page 177, Instrument No. 2017-125692	06/05/2017

Webb County, Texas	Vol. 4257, Page 579, Document No. 1300811	06/20/2017

Winkler County, Texas	Instrument No. C21587	06/05/2017

FIRST AMENDMENT– Page 2

After recording, return to:

Winstead PC

2728 N. Harwood St., Suite 500

Dallas, Texas 75201

Attn: Bee Archaphorn

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

Chambers County, Texas

FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS:

THIS FIRST AMENDMENT TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of December 20, 2021, by PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation, formerly known as PrimeEnergy Corporation (“Prime”) and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation (“PEMC,” and Prime and PEMC herein, individually and collectively, “Grantor”), and CITIBANK, N.A., as Administrative Agent for the benefit of the Secured Parties (in such capacity and together with its successors and assigns in such capacity, “Beneficiary”).

R E C I T A L S

B. Grantor has heretofore executed and delivered that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production, and Financing Statement set forth in Schedule 1 attached hereto (collectively, the “Original Deed of Trust”), covering the real property described on Exhibit A to the Original Deed of Trust and securing the indebtedness as described therein, to DOROTHY E. MARCHAND (“Original Trustee”) and PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA, which was formerly known as Compass Bank, in its capacity as administrative agent for the Secured Parties and original beneficiary under the Original Deed of Trust (in such capacity, the “Original Beneficiary”).

B. The Original Deed of Trust secures, among other things, the payment of all of the indebtedness owed by Grantor under that certain Third Amended and Restated Credit Agreement, dated as of February 15, 2017, among Borrower, Original Beneficiary as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement), including without limitation the “Secured Obligations” as therein defined.

C. Pursuant to that certain Resignation and Appointment Agreement dated as of December 20, 2021, the Original Beneficiary agreed to resign as administrative agent under the Credit Agreement and the other Loan Documents, and Citibank, N.A., has agreed to accept appointment as successor administrative agent thereunder (in such capacity, the “Successor Administrative Agent” or “Administrative Agent”, as applicable).

FIRST AMENDMENT – Page 3

D. In connection with the foregoing, Beneficiary, Original Beneficiary, Borrower and Lenders have amended the Credit Agreement pursuant to the terms of the Seventh Amendment to Third Amended and Restated Credit Agreement between the parties dated as of December 20, 2021, and the parties hereto desire to amend the Original Deed of Trust as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, assign, mortgage with power of sale, transfer, and convey unto Mary C. Tucker, as trustee (in such capacity, “Trustee”), for the benefit of the Beneficiary, with power of sale, the Mortgaged Properties (as defined in the Original Deed of Trust), to have and to hold such Mortgaged Properties unto Trustee and their respective successors and assigns, and the parties hereto agree as follows:

13. Same Terms. All terms used herein that are defined in the Original Deed of Trust shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.

14. Amendments to Original Deed of Trust.

(f) Each reference to “Compass Bank” in the Original Deed of Trust is hereby deleted and the reference to “Citibank, N.A.” is hereby inserted in lieu thereof.

(g) Each reference to “Dorothy E. Marchand” in the Original Deed of Trust is hereby deleted and the reference to “Mary C. Tucker” is hereby inserted in lieu thereof.

(h) The address of the Beneficiary set forth in cover page of the Original Deed of Trust is hereby amended to read as “2001 Ross Ave, Ste 4300, Dallas, TX 75201.”

(i) The address set forth in Section 4.2 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

Citibank, N.A., as Administrative Agent

2001 Ross Ave, Ste 4300

Dallas, TX 75201

(j) The notice information for Beneficiary set forth in Section 6.9 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

If to Beneficiary:	Citibank, N.A., as Administrative Agent 2001 Ross Ave, Ste 4300 Dallas, TX 75201

15. Notice of Removal of Trustee and Appointment of Successor Trustee. Effective as of the date hereof, the Beneficiary hereby removes, without cause, Dorothy E. Marchand, as the Original Trustee under the Original Deed of Trust and any previously named substitute trustee, and designates and appoints, upon the contingency and in the manner authorized by the Original Deed of Trust, Mary C. Tucker as substitute Trustee in lieu and in place and stead of the aforesaid Original Trustee or any substitute Trustee heretofore appointed, with all the powers and authority delegated to the Original Trustee by the terms of the Original Deed of Trust, and does hereby authorize said substitute Trustee to take any action permitted to be taken under the Original Deed of Trust by the Original Trustee or any substitute Trustee heretofore appointed, including without limitation, the sale of any real property subject to the Original Deed of Trust for the purpose of collecting any of the Obligation pursuant to the provisions of the Original Deed of Trust and applicable law.

FIRST AMENDMENT – Page 4

16. Certain Representations. Grantor represents and warrants that, as of the date hereof: (a) Grantor has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution and delivery by Grantor of this Amendment, or the performance of this Amendment.

17. Ratification and Confirmation. It is expressly agreed that the execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Original Deed of Trust EXCEPT as expressly set out above. Grantor hereby RATIFIES, CONFIRMS AND AGREES that (a) the Original Deed of Trust, as amended hereby, shall continue to be in full force and effect to the same extent as provided therein, and (b) the “Secured Obligations” as defined in the Credit Agreement, including without limitation the Notes as defined in the Credit Agreement, are secured by the Original Deed of Trust, as amended hereby.

18. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Deed of Trust, or (b) to prejudice any right or rights which Beneficiary now has or may have in the future under or in connection with the Original Deed of Trust, as amended hereby, or any of the other documents referred to herein or therein.

19. Effect of Amendment; Conflicts. This Amendment shall be construed as, and is hereby made a part of, the Original Deed of Trust, and such instruments (the Original Deed of Trust and this Amendment) shall be construed and interpreted together as a single instrument, excepting only that in the case of any inconsistency which cannot be reconciled, the terms of this Amendment shall be controlling.

20. Incorporation of Certain Provisions by Reference. The provisions of Section 6.10 of the Original Deed of Trust captioned “Governing Law” are incorporated herein by reference for all purposes.

21. Continued Effect of Original Deed of Trust. Nothing in this Amendment shall be construed as in any way releasing, affecting or impairing the lien created by the Original Deed of Trust against the oil and gas properties described therein. The Original Deed of Trust shall continue to be in full force and effect against all of the oil and gas properties described therein in order to secure the payment and performance of the indebtedness and obligations secured by the Original Deed of Trust.

22. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

23. Entirety. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE ORIGINAL DEED OF TRUST) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

FIRST AMENDMENT – Page 5

24. Miscellaneous. This Amendment shall be considered as an amendment to and ratification of the Original Deed of Trust, and the Original Deed of Trust, as herein expressly amended, is hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Original Deed of Trust are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Original Deed of Trust in any documents heretofore or hereafter executed shall be deemed to refer to the Original Deed of Trust as amended by this Amendment.

[The rest of this page is intentionally left blank; the signature pages follow.]

FIRST AMENDMENT – Page 6

EXECUTED on the date(s) of the acknowledgment(s) below to be effective as of the date first set forth above.

GRANTOR:

PRIMEENERGY RESOURCES CORPORATION, f/k/a PrimeEnergy Corporation

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Resources Corporation, a Delaware corporation (f/k/a PrimeEnergy Corporation), on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

GRANTOR (CONTINUED):

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Management Corporation, a New York corporation, on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

BENEFICIARY:

CITIBANK, N.A., as Administrative Agent,
as Beneficiary
By:	/s/ Ryan Watson
Ryan Watson
Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Ryan Watson, Senior Vice President of Citibank, N.A., a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

ORIGINAL BENEFICIARY:

PNC BANK, successor to BBVA USA,
formerly known as Compass Bank, as Original Beneficiary

By:	/s/ Julia Barnhill
Julia Barnhill
Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Julia Barnhill, a Vice President of PNC Bank, successor to BBVA USA, a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

SCHEDULE I

A. Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by PrimeEnergy Corporation and PrimeEnergy Management Corporation, as Grantor to Dorothy E. Marchand, as Trustee, and Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of May 5, 2017, which has been recorded as follows:

Location	Recording Information	Date Recorded
Chambers County, Texas	Book OR, Vol. 1740, Page 689, Instrument No. 2017-122448	06/05/2017

FIFTH AMENDMENT – Page 1

After recording, return to:

Winstead PC

2728 N. Harwood St., Suite 500

Dallas, Texas 75201

Attn: Bee Archaphorn

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

Upton County, Texas

FIFTH AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS:

THIS FIFTH AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of December 20, 2021, by PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation, formerly known as PrimeEnergy Corporation (“Prime”) and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation (“PEMC,” and Prime and PEMC herein, individually and collectively, “Grantor”), and CITIBANK, N.A., as Administrative Agent for the benefit of the Secured Parties (in such capacity and together with its successors and assigns in such capacity, “Beneficiary”).

R E C I T A L S

C. Grantor has heretofore executed and delivered those certain Deeds of Trust, Mortgages, Security Agreements, Assignments of Production, and Financing Statements set forth in Schedule 1 attached hereto (collectively, as so amended, the “Original Deed of Trust”), covering the real property described on Exhibit A to the Original Deed of Trust and securing the indebtedness as described therein, to DANIELLE FARNHAM (“Original Trustee”) and PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA, in its capacity as administrative agent for the Secured Parties and original beneficiary under the Original Deed of Trust (in such capacity, the “Original Beneficiary”).

B. The Original Deed of Trust secures, among other things, the payment of all of the indebtedness owed by Grantor under that certain Third Amended and Restated Credit Agreement, dated as of February 15, 2017, among Borrower, Original Beneficiary as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement), including without limitation the “Secured Obligations” as therein defined.

FIFTH AMENDMENT – Page 2

C. Pursuant to that certain Resignation and Appointment Agreement dated as of December 20, 2021, the Original Beneficiary agreed to resign as administrative agent under the Credit Agreement and the other Loan Documents, and Citibank, N.A., has agreed to accept appointment as successor administrative agent thereunder (in such capacity, the “Successor Administrative Agent” or “Administrative Agent”, as applicable).

D. In connection with the foregoing, Beneficiary, Original Beneficiary, Borrower and Lenders have amended the Credit Agreement pursuant to the terms of the Seventh Amendment to Third Amended and Restated Credit Agreement between the parties dated as of December 20, 2021, and the parties hereto desire to amend the Original Deed of Trust as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, assign, mortgage with power of sale, transfer, and convey unto Mary C. Tucker, as trustee (in such capacity, “Trustee”), for the benefit of the Beneficiary, with power of sale, the Mortgaged Properties (as defined in the Original Deed of Trust), to have and to hold such Mortgaged Properties unto Trustee and their respective successors and assigns, and the parties hereto agree as follows:

25. Same Terms. All terms used herein that are defined in the Original Deed of Trust shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.

26. Amendments to Original Deed of Trust.

(k) Each reference to “Compass Bank” or “BBVA USA” in the Original Deed of Trust is hereby deleted and the reference to “Citibank, N.A.” is hereby inserted in lieu thereof.

(l) Each reference to “Dorothy E. Marchand” or “Danielle Farnham” in the Original Deed of Trust is hereby deleted and the reference to “Mary C. Tucker” is hereby inserted in lieu thereof.

(m) The address of the Beneficiary set forth in cover page of the Original Deed of Trust is hereby amended to read as “2001 Ross Ave, Ste 4300, Dallas, TX 75201.”

(n) The address set forth in Section 4.2 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

Citibank, N.A., as Administrative Agent

2001 Ross Ave, Ste 4300

Dallas, TX 75201

(o) The notice information for Beneficiary set forth in Section 6.9 of the Original Deed of Trust is hereby amended to read in its entirety as follows:

If to Beneficiary:     Citibank, N.A., as Administrative Agent

                                  2001 Ross Ave, Ste 4300

                                  Dallas, TX 75201

27. Notice of Removal of Trustee and Appointment of Successor Trustee. Effective as of the date hereof, the Beneficiary hereby removes, without cause, each of Dorothy E. Marchand and Danielle Farnham, as the Original Trustee under the Original Deed of Trust and any previously named substitute trustee, and designates and appoints, upon the contingency and in the manner authorized by the Original Deed of Trust, Mary C. Tucker as substitute Trustee in lieu and in place and stead of the aforesaid Original Trustee or any substitute Trustee heretofore appointed, with all the powers and authority delegated to the Original Trustee by the terms of the Original Deed of Trust, and does hereby authorize said substitute

FIFTH AMENDMENT – Page 3

Trustee to take any action permitted to be taken under the Original Deed of Trust by the Original Trustee or any substitute Trustee heretofore appointed, including without limitation, the sale of any real property subject to the Original Deed of Trust for the purpose of collecting any of the Obligation pursuant to the provisions of the Original Deed of Trust and applicable law.

28. Certain Representations. Grantor represents and warrants that, as of the date hereof: (a) Grantor has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution and delivery by Grantor of this Amendment, or the performance of this Amendment.

29. Ratification and Confirmation. It is expressly agreed that the execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Original Deed of Trust EXCEPT as expressly set out above. Grantor hereby RATIFIES, CONFIRMS AND AGREES that (a) the Original Deed of Trust, as amended hereby, shall continue to be in full force and effect to the same extent as provided therein, and (b) the “Secured Obligations” as defined in the Credit Agreement, including without limitation the Notes as defined in the Credit Agreement, are secured by the Original Deed of Trust, as amended hereby.

30. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Deed of Trust, or (b) to prejudice any right or rights which Beneficiary now has or may have in the future under or in connection with the Original Deed of Trust, as amended hereby, or any of the other documents referred to herein or therein.

31. Effect of Amendment; Conflicts. This Amendment shall be construed as, and is hereby made a part of, the Original Deed of Trust, and such instruments (the Original Deed of Trust and this Amendment) shall be construed and interpreted together as a single instrument, excepting only that in the case of any inconsistency which cannot be reconciled, the terms of this Amendment shall be controlling.

32. Incorporation of Certain Provisions by Reference. The provisions of Section 6.10 of the Original Deed of Trust captioned “Governing Law” are incorporated herein by reference for all purposes.

33. Continued Effect of Original Deed of Trust. Nothing in this Amendment shall be construed as in any way releasing, affecting or impairing the lien created by the Original Deed of Trust against the oil and gas properties described therein. The Original Deed of Trust shall continue to be in full force and effect against all of the oil and gas properties described therein in order to secure the payment and performance of the indebtedness and obligations secured by the Original Deed of Trust.

34. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

35. Entirety. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE ORIGINAL DEED OF TRUST) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

FIFTH AMENDMENT – Page 4

36. Miscellaneous. This Amendment shall be considered as an amendment to and ratification of the Original Deed of Trust, and the Original Deed of Trust, as herein expressly amended, is hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Original Deed of Trust are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Original Deed of Trust in any documents heretofore or hereafter executed shall be deemed to refer to the Original Deed of Trust as amended by this Amendment.

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FIFTH AMENDMENT – Page 5

EXECUTED on the date(s) of the acknowledgment(s) below to be effective as of the date first set forth above.

GRANTOR:

PRIMEENERGY RESOURCES CORPORATION, f/k/a PrimeEnergy Corporation

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President, Treasurer & Chief
Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Resources Corporation, a Delaware corporation (f/k/a PrimeEnergy Corporation), on behalf of said corporation.

Notary Public, State of Texas

FIFTH AMENDMENT – Signature Page

GRANTOR (CONTINUED):

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Management Corporation, a New York corporation, on behalf of said corporation.

Notary Public, State of Texas

FIFTH AMENDMENT – Signature Page

BENEFICIARY:

CITIBANK, N.A., as Administrative Agent, as Beneficiary

By:	/s/ Ryan Watson
Ryan Watson
Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Ryan Watson, Senior Vice President of Citibank, N.A., a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIFTH AMENDMENT – Signature Page

ORIGINAL BENEFICIARY:

PNC BANK, successor to BBVA USA, as Original Beneficiary

By:	/s/ Julia Barnhill
Julia Barnhill
Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Julia Barnhill, a Vice President of PNC Bank, successor to BBVA USA, a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIFTH AMENDMENT – Signature Page

SCHEDULE I

A. Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement by PrimeEnergy Corporation and PrimeEnergy Management Corporation, as Grantor to Dorothy E. Marchand, as Trustee, and Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of May 5, 2017, which has been recorded as follows:

Location	Recording Information	Date Recorded
Upton County, Texas	Vol. 998, Page 750, Document No. 00171014	06/05/2017

B. First Amendment to Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to Dorothy E. Marchand, as Trustee, and Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of March 1, 2019 (the “First Amendment”), which has been recorded as follows:

Location	Recording Information	Date Recorded
Upton County, Texas	Vol. 1060, Page 740, Document No. 00178241	04/04/2019

C. Second Amendment to Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to Dorothy E. Marchand, as Trustee, and BBVA USA f/k/a Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of July 18, 2019 (the “Second Amendment”), which has been recorded as follows:

Location	Recording Information	Date Recorded
Upton County, Texas	Vol. 1078, Page 661, Document No. 00179990	08/23/2019

D. Third Amendment to Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to Danielle Farnham, as Trustee, and BBVA USA f/k/a Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of January 28, 2020 (the “Third Amendment”), which has been recorded as follows:

Location	Recording Information	Date Recorded
Upton County, Texas	Vol. 1095, Page 333, Document No. 00182049	02/21/2020

Schedule I – Page 1

E. Fourth Amendment to Amended, Restated and Consolidated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement to Danielle Farnham, as Trustee, and BBVA USA f/k/a Compass Bank, as Administrative Agent for the benefit of the Secured Parties, dated as of July 17, 2020 (the “Fourth Amendment”), which has been recorded as follows:

Location	Recording Information	Date Recorded
Upton County, Texas	Vol. 1109, Page 651, Document No. 00183466	08/18/2020

Schedule I – Page 2